SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2002

Nexstar Finance Holdings, L.L.C.
Nexstar Finance Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-68964	23-3083129 23-3063153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Abington Executive Park, Suite 201
Clarks Summit, Pennsylvania 18411
(Address of Principal Executive Offices, including Zip Code)

(570) 586-5400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Other Events.

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the Chief Executive Officer and the Chief Financial Officer of Nexstar Finance Holdings, L.L.C. and Nexstar Finance Holdings, Inc. certified the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, as filed by Nexstar Finance Holdings, L.L.C. and Nexstar Finance Holdings, Inc. with the Securities and Exchange Commission on November 14, 2002.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 14, 2002.

Nexstar Finance Holdings, L.L.C. Nexstar Finance Holdings, Inc.

/S/ G. ROBERT THOMPSON
Date: November 14, 2002	By:	G. Robert Thompson
	Its:	Chief Financial Officer .